    As filed with the Securities and Exchange Commission on April 21, 2000
                                                      Registration No. 333-83443
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              __________________
                               Netcentives Inc.
            (Exact name of Registrant as specified in its charter)

     Delaware                               7389                       93-1213291
(State or other jurisdiction of    (Primary Standard Industrial     (I.R.S. Employer
incorporation or organization)     Classification Code Number)    Identification Number)

                              475 Brannan Street
                           San Francisco, CA  94107
                                (415) 538-1888
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                              __________________

                                West Shell, III
                     Chairman and Chief Executive Officer
                               Netcentives Inc.
                              475 Brannan Street
                            San Francisco, CA  94107
                                 (415) 538-1888
         (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:

         Craig W. Johnson                             Mark A. Bertelsen
         Elias J. Blawie                               Jose F. Macias
         Sanjay K. Khare                                 Betsey Sue
         Matthew Oshinsky                            Melissa V. Hollatz
         VENTURE LAW GROUP                     WILSON SONSINI GOODRICH & ROSATI
     A Professional Corporation                     Professional Corporation
        2800 Sand Hill Road                           650 Page Mill Road
     Menlo Park, California  94025               Palo Alto, California  94304
          (415) 854-4488                               (650) 493-9300
                              __________________
     Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.
                              __________________

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                              __________________

     The Registrant hereby withdraws from registration 564,063 shares of its Common Stock registered to cover an over-allotment option granted to the Underwriters, which option was not exercised and has expired. The Registration Statement is hereby amended, as appropriate, to reflect the expiration of such option.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 21st day of April, 2000.

                                  NETCENTIVES, INC.


                                  By: /s/ West Shell, III
                                      ----------------------------------------
                                          West Shell, III
                                          Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 21, 2000.

                      Signature                                                 Title
                      ---------                                                 -----
/s/ West Shell, III                                            Chairman of the Board of Directors and Chief
-----------------------------------------------------          Executive Officer (Principal Executive Officer)
West Shell, III

/s/ John F. Longinotti                                         Executive Vice President, Operations and Chief
-----------------------------------------------------          Financial Officer (Principal Financial and
John F. Longinotti                                             Accounting Officer)

                   *                                           Director
-----------------------------------------------------
Stewart Alsop

              *                                                Director
-----------------------------------------------------
Tom Byers

                     *                                         Director
-----------------------------------------------------
Eric W. Tilenius

                        *                                      Director
-----------------------------------------------------
Virginia M. Turezyn

                         *                                     Director
-----------------------------------------------------
Wendell G. Van Auken

                 *                                             Director
-----------------------------------------------------
Sergio Zyman



*By: /s/ West Shell, III
    --------------------
         West Shell, III
         Attorney-in-Fact